EXECUTIVE INVESTORS TRUST
                   Supplement to Prospectus dated May 1, 1995

                This supplement supersedes all prior supplements

     1. The following language should be inserted at the end of the section entitled "How To Buy Shares - Waivers of Sales Charges:"

          Sales charges also will be waived for: (1) any reinvestment of the loan repayments by a participant in the First Investors 403(b) Loan Program; and (2) any reinvestment of the proceeds of the settlement distribution described in the section entitled "Management-Regulatory Matters" by a recipient of such proceeds. In addition, sales charges do not apply to the purchase of shares with proceeds from the liquidation of a First Investors Life Variable Annuity Fund A contract or a First Investors Life Variable Annuity Fund C contract during the one-year period preceding the maturity date of the contract.

     2. The following paragraph should be added at the end of the section entitled "How To Buy Shares - Retirement Plans:"

          In addition, there is no sales charge on purchases through Qualified Plans (as the term is defined in this prospectus) with 100 or more eligible employees. A CDSC of 1.00% will be deducted from the redemption proceeds of such accounts for redemptions made within 24 months of purchase. The CDSC will be applied in the same manner as the CDSC on purchases of $1 million or more. See "Sales Charge."

     3. The table which appears in the section entitled "How To Buy Shares-Retirement Plans" is amended by deleting the last line of the table in its entirety.


                                        December 13, 1995

FITS400